                                                                     Exhibit 4.2

          Without limiting the obligation of the Credit Parties (as hereinafter defined) under Section 5.04 of this Agreement to pay any such tax that may be imposed, please be advised that taking the original of this Agreement or any certified copy thereof into the Republic of Austria may cause Austrian stamp duty to be assessed by the Austrian tax authorities.

                            GLOBAL SECURITY AGREEMENT

          GLOBAL SECURITY AGREEMENT dated as of December 9, 2003, between GLOBAL CROSSING NORTH AMERICAN HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), GLOBAL CROSSING LIMITED (formerly GC Acquisition Limited), a company duly organized and validly existing under the laws of Bermuda (the "Company"), the other entities identified on the signature pages hereto under the caption "GUARANTORS" (the Company together with such other entities, and any entity that shall become a Guarantor hereunder pursuant to Section 5.11 hereof, being herein called the "Guarantors" and, together with the Issuer, the "Credit Parties") and WELLS FARGO BANK MINNESOTA, N.A., as trustee and agent (in such capacities, the "Trustee") for the benefit of the holders of the Notes (as hereinafter defined).

          Pursuant to an Indenture dated as of December 9, 2003 (as modified and supplemented and in effect from time to time, the "Indenture") by and between the Credit Parties and the Trustee, the Issuer has issued $200,000,000 of its 11% Senior Secured Notes due 2006 (the "Notes") and the Guarantors have unconditionally guaranteed all of the obligations of the Issuer under and in respect of the Notes.

          To induce the holders of the Notes to accept the same on the terms and conditions as provided in the Indenture, the Credit Parties wish to grant liens on and security interests in substantially all of their Property (as hereinafter defined) as collateral security for the obligations of the Credit Parties under and in respect of, inter alia, the Indenture and the Notes. Accordingly, the parties hereto agree as follows:

          Section 1. Definitions.

          (a) Indenture Terms. Terms defined in the Indenture are used herein as defined therein.

          (b) Certain Uniform Commercial Code Terms. The terms "Accounts", "Chattel Paper", "Deposit Account", "Document", "Electronic Chattel Paper", "Equipment", "Fixtures", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Payment Intangible", "Proceeds" and "Software" have the respective meanings ascribed thereto in Article 9 of the Uniform Commercial Code. The term "Financial Assets" shall have the meaning ascribed thereto in Article 8 of the Uniform Commercial Code.

          (c) Certain other Terms. In addition, as used herein:

          "Collateral" has the meaning assigned to such term in Section 3 hereof.

          "Copyright Collateral" means all Copyrights, whether now owned or hereafter acquired by any Credit Party, including each Copyright identified in Annex 4.

          "Copyrights" means all copyrights and copyright registrations, including all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "Dutch Security Document" means, collectively, each of the following documents to be entered into on, and to be dated, the Effective Date (i) the Deed of Establishment of a right of Pledge on Registered Shares GC Pan European Crossing Holdings B.V., (ii) the Deed of Establishment of a right of Pledge on Registered Shares Global Crossing Nederland B.V., (iii) the Deed of Establishment of a right of Pledge on Registered Shares GC Pan European Crossing Nederland B.V., (iv) the Deed of Establishment of a right of Pledge on Registered Shares GC Pan European Crossing Networks B.V., (v) the Deed of Establishment of a right of Pledge on Registered Shares Global Crossing Venezuela B.V., (vi) the Deed of Establishment of a right of Pledge on Registered Shares GT Netherlands B.V., (vii) the Agreement and Deed of Non-Possessory Pledge of Assets, (viii) the Agreement and Deed of Disclosed Pledge of Intercompany Accounts Receivable dated, (ix) the Agreement and Deed of Disclosed Pledge of Credit Balances on Bank Accounts,
     (x) the Agreement and Deed of Undisclosed Pledge of Third Party Accounts Receivable and (xi) the Deed of Establishment of a right of Mortgage and Pledge.

          "Equity Issuers" means, collectively, (a) the respective corporations, partnerships or other entities identified under the names of the Credit Parties on Annex 3 under the caption "Equity Issuer" and (b) any other entity that shall at any time be a Subsidiary of any Credit Party.

          "Indemnified Parties" has the meaning assigned such term in Section
     5.04 hereof.

          "Intellectual Property" means collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, software, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Credit Party with respect to any of the foregoing, including software licenses, in each case whether now or hereafter owned or used including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 7; (c) all information, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs with respect to any of the foregoing; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Credit Party; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Credit Party in respect of any of the items listed above.

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

          "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Patent Collateral" means all Patents, whether now owned or hereafter acquired by any Credit Party, including each Patent identified in Annex 5.

          "Patents" means all patents, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "Pledged Indebtedness" means any Indebtedness of any Person held by any Credit Party.

          "Pledged Stock" has the meaning assigned to such term in Section 3(c) hereof.

          "Secured Obligations" means, collectively, (a) in the case of the Issuer, the obligations of the Issuer under and in respect of the Indenture and the Notes, (b) in the case of any Guarantor, all present and future obligations of such Guarantor under the Indenture and its Note Guarantee, and (c) in the case of each Credit Party, all obligations of such Credit Party hereunder or under any of the other Security Documents.

          "Stock Collateral" has the meaning assigned to such term in Section 3(c)(ii) hereof.

          "Trademark Collateral" means all Trademarks, whether now owned or hereafter acquired by any Credit Party, including each Trademark identified in Annex 6. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

          "Trademarks" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

          "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

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

          Section 2. Representations and Warranties. Each Credit Party represents and warrants to the Trustee and the Holders that:

          (a) Title and Priority. Such Credit Party legally or beneficially owns, or has valid rights as a lessee or licensee (by virtue of administrative resolution or through contractual rights) with respect to, the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists upon such Collateral except for Permitted Liens. To the extent the Uniform Commercial Code is applicable thereto, the security interest created pursuant hereto constitutes a valid security interest in the Collateral in which such Credit Party purports to grant a security interest pursuant to Section 3 hereof, which, upon perfection of such security interest under applicable law (to the extent such perfection is permitted under applicable law, not contractually prohibited and legally possible and not excluded from a perfection requirement pursuant to Section 6.02 of the Indenture), will be subject to no equal or prior Lien other than Permitted Liens referred to in clauses
     (e), (f), (h), (i), (j), (k), (l), (m), (n) or (o) of the definition of such term in Section 1.01 of the Indenture and other than as provided in any Intercreditor Agreement.

          (b) Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of such Credit Party as of the date hereof are correctly set forth in Annex 1. Annex 1 correctly specifies (x) the place of business of such Credit Party or, if such Credit Party has more than one place of business, the location of the chief executive office of such Credit Party, and (y) each country where Equipment, Fixtures, network assets (including ducts or cable under IRU's), network equipment, office equipment, Inventory, Deposit Accounts, spares and other Goods in excess of $30,000 of such Credit Party is located (other than Motor Vehicles constituting Equipment, ships, Inventory in transit, Goods in transit and Equipment being repaired).

          (c) Changes in Circumstances. Except as specified in Annex 1, such Credit Party has not (i) within the period of four months prior to the date hereof, changed its "location" (as defined in Section 9-307 of the Uniform Commercial Code), (ii) heretofore changed its name, or (iii) heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the Uniform Commercial Code) with respect to a currently effective security agreement previously entered into by any other Person.

          (d) Pledged Stock. The Pledged Stock, if any, identified under the name of such Credit Party in Annex 3 is duly authorized, validly issued, fully paid and non-assessable and none of such Pledged Stock is subject to any contractual restriction, or any restriction under the charter, by-laws or other organizational document of the respective Equity Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any restriction contained herein or under such organizational documents).

          The Pledged Stock, if any, identified under the name of such Credit Party in Annex 3 constitutes all the issued and outstanding shares of capital stock of whatever class of such Equity Issuer beneficially owned by such Credit Party on the date hereof (whether or not registered in the name of such Credit Party); Annex 3 correctly identifies, as at the date hereof, the respective Equity Issuers of such Pledged Stock and the respective class and par value or other identifying characteristics of the shares

                            Global Security Agreement
     constituting such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

          (e) Pledged Indebtedness. The Pledged Indebtedness, if any, identified under the name of such Credit Party in Annex 8 constitutes all Indebtedness held by any Credit Party that is evidenced by an Instrument and Annex 8 correctly identifies, as of the date hereof, the respective obligors in respect of such Pledged Indebtedness, the amount and maturity thereof, and any collateral security or Guarantees therefor.

          (f) Intellectual Property. Annexes 4, 5, and 6, respectively, set forth under the name of such Credit Party a complete and correct list of all Copyrights, Patents and Trademarks (in each case to the extent encompassed within the definition of "Intellectual Property" in Section 1(b) hereof) owned by such Credit Party on the date hereof, and all registrations listed in Annexes 4, 5, and 6, are properly issued and in full force and effect. Annex 7 sets forth under the name of such Credit Party all licenses and other user agreements pursuant to which such Credit Party has been granted the right to use any Copyrights, Patents or Trademarks owned by others.

          To such Credit Party's knowledge, (i) except as set forth in Annex 4, 5 or 6, there is no violation by others of any right of such Credit Party with respect to any Copyright, Patent or Trademark listed in Annexes 4, 5, and 6, respectively, under the name of such Credit Party and (ii) such Credit Party is not infringing upon any copyright, patent or trademark of any other Person (other than any other Credit Party, as to which no representation or warranty is made) by virtue of the conduct of its business; and no proceedings have been instituted, threatened or are pending against such Credit Party, and no claim against such Credit Party has been received by such Credit Party, alleging any such violation, except as may be set forth in Annex 7.

          Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Credit Party hereby pledges, charges and grants to the Trustee, for the benefit of the Trustee and the Holders as hereinafter provided, a security interest in and to all of such Credit Party's right, title and interest in the following property, whether now owned by such Credit Party or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

          (a) all Accounts, all General Intangibles, all Deposit Accounts, all Instruments, all Documents, all Chattel Paper (whether tangible or electronic), all Inventory, all Equipment, all Fixtures;

          (b) all Goods not covered by the preceding clause (a);

          (c) the Equity Interests of the Equity Issuers identified in Annex 3 under the name of such Credit Party together with all rights, privileges, authority and power of such Equity Issuer with respect to such Equity Interests, in each case together with the certificates, instruments and agreements, if any, evidencing the same (collectively, the "Pledged Stock"), together with:

                            Global Security Agreement

               (i) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights, agreements or options issued to the holders of, or otherwise in respect of, the Pledged Stock; and

               (ii) without affecting the obligations of such Credit Party under any provision prohibiting such action hereunder or under the Indenture, in the event of any consolidation, amalgamation or merger in which an Equity Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Credit Party itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged or charged hereunder pursuant to this clause (ii) and clause (i) above being herein collectively called the "Stock Collateral");

          (d) all Investment Property and Financial Assets not covered by clause
     (c) of this Section 3;

          (e) all Intellectual Property;

          (f) all rights, claims and benefits of such Credit Party against any Person arising out of, relating to or in connection with the Intellectual Property, and Inventory or Equipment purchased by such Credit Party, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

          (g) all Payment Intangibles, Software and all other General Intangibles whatsoever not covered by the preceding clauses of this Section 3;

          (h) all Pledged Indebtedness;

          (i) the balance from time to time in the Asset Sale Proceeds Account, the Specified Subsidiary Asset Sale Proceeds Account and the Specified Subsidiary Casualty Event Proceeds Account, and all Investment Property and Financial Assets at any time held in any of such Accounts;

          (j) all fiber optic submarine cable systems, including cables and materials, parts, tools, dies, jigs, fixtures, plans, information and contract rights, including all undersea fiber and cable, including all undersea fiber and cable in international waters;

          (k) all real property, including all leasehold interests and all rights to use any real property interest;

          (l) all other tangible and intangible real and personal property whatsoever of such Credit Party; and

                            Global Security Agreement

          (m) all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the foregoing and, to the extent related to any of the foregoing, all books, correspondence, credit files, records, invoices and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Credit Party or any computer bureau or service company from time to time acting for such Credit Party),

          IT BEING UNDERSTOOD, HOWEVER, that, notwithstanding anything to the contrary set forth herein, in the Indenture or any other Security Document (but without limiting the undertakings of the Credit Parties under Article VI of the Indenture), in no event shall the Collateral consist of, or the security interest granted under this Section 3 attach, (A) to any lease, license, governmental authorization, permit, concession, contract, property rights, application or agreement to which any Credit Party is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Credit Party therein or
(ii) in a breach, cancellation, withdrawal or termination pursuant to the terms of, or a default under, any such lease, license, governmental authorization, permit, concession, contract, property rights, application or agreement (except to the extent that any such term would be rendered ineffective pursuant to, or any such breach, cancellation, withdrawal or termination would be overridden by, Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code or other applicable law), (B) without limiting the provisions of Section 6.02 of the Indenture, to any Property in any jurisdiction, to the extent that obtaining a Lien upon such Property in such jurisdiction is prohibited under applicable law, or requires the obtaining of a governmental approval (which governmental approval has not yet been obtained), (C) to any Excluded Collateral or (D) to any Property located in The Netherlands or, in the case of Receivables, governed by Netherlands law, and over which a valid security interest is or will be created by any Dutch Security Document.

          It is contemplated that, with respect to Collateral of any Credit Party that (x) consists of any real property or real property interest (wherever located), (y) any Collateral of any Credit Party that may be located outside of the United States, and (z) any Collateral wherever located of any Credit Party that may be organized or that conducts business outside of the United States, such Credit Party will concurrently with the execution and delivery of this Agreement (but subject to Section 6.02 of the Indenture) execute and deliver such additional security agreements, pledge agreements, assignments, mortgages and other similar instruments or documents as shall be necessary or appropriate (and permitted under applicable law) in order to create, perfect and make enforceable Liens upon and other security interests in the Collateral owned by such Credit Party under the law of the jurisdiction in which such Collateral is located or in which such Credit Party is organized or conducts business. Any such additional security agreements, pledge agreements, assignments, mortgages and similar instruments and documents shall be deemed to supplement and not supersede the Liens and security interests provided herein.

          Anything herein to the contrary notwithstanding, no Credit Party shall be required to perform any action which is illegal or which may violate any applicable law or that carries a material risk of jeopardizing the rights it holds in the Collateral.

          Section 4. Further Assurances; Remedies. In furtherance of the grant of the pledge, charge and security interest pursuant to Section 3 hereof, the Credit Parties hereby jointly

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
and severally agree with the Trustee (but subject to the provisions of Section
6.02 of the Indenture) as follows:

          4.01 Delivery and Other Perfection. Each Credit Party shall:

          (a) if any of the shares, securities, moneys or property required to be pledged and charged by such Credit Party under clauses (c)(i) and
     (c)(ii) of Section 3 hereof are received by such Credit Party forthwith, either (x) transfer and deliver to the Trustee (or to the Agent or third party under any Intercreditor Agreement as provided in Article III thereof) such shares, securities, moneys or property so received by such Credit Party (together with the certificates, if any, for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Trustee (or the Agent or third party), pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as shall be necessary to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (c)(i) and (c)(ii), including, with respect to the Lien on the shares of an Equity Issuer which are not represented by certificates, the registration in the shareholders register of such Equity Issuer of appropriate entries evidencing said Lien;

          (b) deliver and pledge to the Trustee (or to the Agent or third party under any Intercreditor Agreement as provided in Article III thereof) any and all Instruments (other than checks) constituting part of the Collateral in which such Credit Party purports to grant a security interest hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance necessary to effectuate the security interest granted hereunder; provided, that so long as no Event of Default shall have occurred and be continuing, unremedied and unwaived, such Credit Party may retain for collection in the ordinary course any Instruments received by such Credit Party in the ordinary course of its business and the Trustee shall, promptly upon request of such Credit Party through the Company, make arrangements against trust receipt or like document for making any Instrument pledged by such Credit Party available to such Credit Party for purposes of presentation, collection or renewal;

          (c) deliver and pledge to the Trustee (or to the Agent or third party under any Intercreditor Agreement as provided in Article III thereof) any and all promissory notes or other instruments constituting part of the Collateral and evidencing any of the Pledged Indebtedness in excess of $200,000, endorsed and/or accompanied by such instruments of assignment and transfer in such form as shall be necessary to perfect the Lien of the Trustee in such promissory notes and instruments;

          (d) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or consents or other papers as, subject to Section 6.02 of the Indenture, shall be necessary to create, preserve, perfect or validate the security interest granted pursuant hereto and the priority thereof or to enable the Trustee to exercise and enforce its rights hereunder with respect to such security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Trustee or its nominee (and the Trustee agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Trustee will thereafter promptly upon request therefor by the Company give to such

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                                       9

     Credit Party copies of any notices and communications received by it with respect to the Stock Collateral pledged and charged by such Credit Party hereunder);

          (e) keep accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as shall be necessary in order to reflect the security interests granted by this Agreement;

          (f) following the occurrence and during the continuance, unremedied and unwaived, of an Event of Default, permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Trustee to be present at such Credit Party's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Credit Party with respect to the Collateral, all in such manner as the Trustee may reasonably require; and

          (g) subject to Section 6.02 of the Indenture, execute and deliver and cause to be filed, such continuation statements, and do such other acts and things, as may be necessary to maintain the perfection and priority of the security interest granted pursuant hereto.

          Anything herein to the contrary notwithstanding, it is understood and agreed that, as provided in Section 6.03(a) of the Indenture:

          (i) as to Property of any Credit Party located in any jurisdiction owned by such Credit Party on the date hereof that is not covered by the Lien of a particular Security Document other than this Agreement, such Credit Party shall be deemed to have complied with the requirements of this
     Section 4.01 if, as contemplated by Exhibit F to the Indenture, the Administrative Agent and the Official Creditors' Committee confirm in writing to the Trustee that the conditions set forth in said Exhibit F have been satisfied;

          (ii) as to Property of any Credit Party located in any jurisdiction, whether now owned or hereafter acquired, that is covered by the Lien of a particular Security Document other than this Agreement (or that is contemplated by such Security Document to be covered by such Lien if acquired after the date hereof), such Credit Party shall be deemed to have complied with the requirements of this Section 4.01 if such Credit Party complies with the requirements of such Security Document;

          (iii) as to all other Property hereafter acquired by any Credit Party, such Credit Party shall (subject to Section 6.02 of the Indenture) comply with the requirements of this Section 4.01;

          (iv) as to any contract or agreement to which any Credit Party is a party on the date hereof that requires the consent of a third party in order to create a lien in such contract or agreement, such Credit Party shall be deemed to have complied with the requirements of this Section 4.01 if, after utilizing commercially reasonable efforts in an attempt to so obtain such consent, as contemplated by Exhibit F to the Indenture, the Administrative Agent and the Official Creditors' Committee confirm in writing to the Trustee that the conditions set forth in said Exhibit F have been satisfied; and

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                                       10

          (v) as to any contract or agreement to which any Credit Party becomes a party after the date hereof that requires the consent of a third party in order to create a Lien in such contract or agreement, such Credit Party shall be deemed to have complied with the requirements of this Section 4.01, notwithstanding that such consent has been refused, if it shall have used commercially reasonable efforts to obtain such consent (and shall so certify in the first Officers' Certificate delivered pursuant to Section 6.03(c)(ii)(B) of the Indenture after the date of such refusal).

          4.02 Other Financing Statements and Liens. Except for Permitted Liens, no Credit Party shall (i) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument or (ii) create or permit the creation of any Lien or allow any Lien to subsist, with respect to the Collateral in which the Trustee is not named as the sole secured party for the benefit of the Trustee and the Holders.

          4.03 Preservation of Rights. The Trustee shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral, provided that the Trustee shall cooperate with the Credit Parties in any request for documentation or evidence in any action taken by a Credit Party to protect or preserve its rights in the Collateral, to the extent such request is made pursuant to an Issuer Order.

          4.04 Special Provisions Relating to Certain Collateral.

          (a) Stock Collateral. The Credit Parties will cause the Stock Collateral to constitute at all times 100% of all the total number of shares of Capital Stock of each Equity Issuer then issued and outstanding held by the Credit Parties.

          So long as no Event of Default shall have occurred and be continuing, unremedied and unwaived, the Credit Parties shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Indenture or any other Security Document or any other instrument or agreement referred to herein or therein, provided that the Credit Parties jointly and severally agree that they will not vote the Stock Collateral in any manner that results in a violation of the terms of this Agreement, the Indenture, the Security Documents or any such other instrument or agreement; and the Trustee shall execute and deliver to the Credit Parties or cause to be executed and delivered to the Credit Parties all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Credit Parties may reasonably request pursuant to an Issuer Request for the purpose of enabling the Credit Parties to exercise the rights and powers that they are entitled to exercise pursuant to this Section 4.04.

          (b) Intellectual Property. Notwithstanding the pledge of its Intellectual Property hereunder and any requirement contained in the Indenture or any other Security Document, until notice to the Credit Parties has been given by the Trustee following the occurrence and during the continuance, unremedied and unwaived, of an Event of Default, each Credit Party shall have the right to exploit and use the Intellectual Property in connection with its business, including but not limited to the development, marketing, promotion, distribution and sale of the underlying services related to such Intellectual Property.

                            Global Security Agreement

          4.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing, unremedied and unwaived:

          (a) each Credit Party shall, at the request of the Trustee, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Trustee and such Credit Party, designated in the Trustee's request;

          (b) the Trustee may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Trustee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder or under any of the other Security Documents may be asserted, including the right, to the fullest extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Trustee were the sole and absolute owner thereof (and each Credit Party agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Trustee may, in its name or in the name of any Credit Party or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (e) the Trustee may, upon ten Business Days' prior written notice to the Credit Parties of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Trustee, or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Trustee deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Trustee or any other Holder or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter, to the fullest extent permitted by law, hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Credit Parties, any such demand, notice and right or equity being hereby expressly waived and released, to the fullest extent permitted by law. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

          In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral

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
     subject to such disposition shall be included, and the Credit Parties shall supply to the Trustee or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral.

The proceeds of each collection, sale or other disposition under this Section
4.05 shall be applied in accordance with Section 4.09 hereof.

          The Credit Parties recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Credit Parties acknowledge that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Credit Parties or issuer thereof to register it for public sale.

          4.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Credit Parties shall remain liable for any deficiency.

          4.07 Locations; Names. Without at least 30 days' prior written notice to the Trustee, and (in the case of a change of its name) delivery of an Opinion of Counsel and an Issuer Order identifying any action required to be taken by such Credit Party or the Trustee to perfect or continue the perfection of the Liens hereunder granted by such Credit Party and protect the priority thereof, no Credit Party shall change its "location" (as defined in Section 9-307 of the Uniform Commercial Code) or change its name from the name shown as its current legal name on Annex 1.

          Without the prior written consent of the Trustee, any Credit Party may remove items of Collateral outside of any jurisdiction in which such Credit Party conducts business, or in which such items are located, in order to have them repaired or upgraded, subject to the obligation of returning such items to their original location in such jurisdiction as soon as their repair or upgrade has been completed and, if required in order to transport or relocate any such item of Collateral, the Trustee shall, upon delivery to it of an Issuer Order requesting a release (which shall state that such release is authorized under this Section 4.07), promptly execute and deliver to such Credit Party such release statement and such other documentation as shall be specified by such Credit Party in such Issuer Order to effect the temporary release of the Lien on such item of Collateral in order that it may be removed or relocated.

          4.08 Private Sale. The Trustee and the Holders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 hereof conducted in a commercially reasonable manner. Each Credit Party hereby waives any claims against the Trustee or any Holder arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations,

                            Global Security Agreement
even if the Trustee accepts the first offer received and does not offer the Collateral to more than one offeree.

          4.09 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Trustee under this Section 4, shall be applied by the Trustee in the manner set forth in Article IX of the Indenture.

          4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Trustee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance, unremedied and unwaived, of any Event of Default the Trustee is hereby appointed the attorney-in-fact of each Credit Party for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which the Trustee may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Trustee shall be entitled under this Section 4 to make collections in respect of the Collateral, the Trustee shall have the right and power to receive, endorse and collect all checks made payable to the order of any Credit Party representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          4.11 Perfection. Each Credit Party consents that Uniform Commercial Code financing statements may be filed describing the Collateral as "all assets" or "all personal property" of such Credit Party (provided that no such description shall be deemed to modify the description of Collateral set forth in
Section 3 hereof).

          Anything herein to the contrary notwithstanding, the obligations of the Credit Parties to take any action to perfect the Liens granted hereunder and under any other Security Document on any Collateral shall be subject to the provisions of Sections 6.02 and 6.03 of the Indenture.

          4.12 Certain Releases of Collateral.

          (a) Releases Upon Asset Sales, Etc. If at any time a Credit Party consummates an Asset Sale, a Specified Subsidiary Asset Sale, or a Qualified Receivables Transaction, in accordance with the terms of the Indenture and satisfies all of the conditions precedent set forth in Section 6.05(b) of the Indenture with respect thereto, the Trustee shall, upon the request of such Credit Party, execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release prepared by such Credit Party reasonably required to effect the release of the Liens on the Collateral which is the subject of such Asset Sale, Specified Subsidiary Asset Sale, or Qualified Receivables Transaction.

          (b) Releases Upon Other Asset Sales. If at any time a Credit Party sells, transfers, leases, conveys, substitutes, converts, abandons or otherwise disposes of any item of Collateral in a transaction (i) not deemed to be an Asset Sale under the Indenture as set forth in clauses (a) through (f), inclusive, and (h) of the definition of "Asset Sale" therein or (ii) otherwise permitted under the Indenture and for which such Credit Party has complied with all requirements in respect thereof (each such transaction listed in clause (i) and (ii) hereinabove,

                            Global Security Agreement
a "Permitted Sale"), any Lien on such item of Collateral shall be automatically released and, if a formal, documented termination of release shall be necessary, the Trustee shall, upon delivery to it of an Issuer Order requesting such release (which shall state that such release is authorized under this Section 4.12(b)), promptly execute and deliver to such Credit Party upon the occurrence of such Permitted Sale such termination or release statements and such other documentation as shall be specified by such Credit Party in such Issuer Order to effect the termination and release of the Liens on such item of Collateral which is the subject of the Permitted Sale.

          4.13 Termination. When all Secured Obligations shall have been paid in full or otherwise discharged, this Agreement shall terminate and the Trustee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Credit Party. The Trustee shall, at the expense of the Company, also execute and deliver to the respective Credit Party upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the respective Credit Party to effect the termination and release of the Liens on the Collateral. Upon completion by the Trustee of the duties enumerated in this Section 4.12 in accordance herewith, the Trustee shall thenceforth be relieved of all further obligations under this Agreement.

          Section 5. Miscellaneous.

          5.01 Notices. All notices, waivers, requests, consents, demands, directions and other instruments delivered pursuant to the terms of this Agreement and the other Security Documents shall be in writing in the English language or accompanied by a certified English translation (which English translation shall be considered the original instrument and shall control in case of any conflict between the English and foreign language versions) and telecopied or delivered to the respective parties hereto as provided in Section
12.02 of the Indenture. All such communications shall be deemed to have been given at the times specified in said Section 12.02.

          5.02 No Waiver. No failure on the part of the Trustee or any Holder to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Trustee or any Holder of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Credit Party and the Trustee in accordance with the provisions of Article XI of the Indenture. Any such amendment or waiver shall be binding upon the Trustee, each Holder and each Credit Party.

          5.04 Expenses. The Credit Parties jointly and severally agree to indemnify and reimburse the Trustee, its officers, directors, employees, representatives and agents (collectively, the "Indemnified Parties") for all reasonable costs and expenses (including the reasonable fees and expenses of legal counsel) incurred by such Indemnified Parties in connection with (i) any filing, registration, recording or perfection of any security interest contemplated by any Security

                            Global Security Agreement

Document or any other document referred to therein (including the reasonable fees and expenses of counsel in any jurisdiction retained by the Trustee in connection therewith), (ii) any Default and any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (w) performance by the Trustee of any obligations of the Credit Parties in respect of the Collateral that the Credit Parties have failed or refused to perform (to the extent that, taking into account Section 6.02 of the Indenture, performance of such obligations is required), (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Trustee in respect thereof, by litigation or otherwise, including expenses of insurance,
(y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (iii) the enforcement of this Section 5.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

          5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Credit Party, the Trustee and each Holder (provided that (i) no Credit Party shall assign or transfer its rights or obligations hereunder without the prior written consent of the Trustee, and (ii) any assignment by the Trustee shall be made in accordance with the applicable provisions of the Indenture).

          5.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          5.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          5.08 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          5.09 Agents and Attorneys-in-Fact. The Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith. The reasonable fees and expenses of such agents and attorneys shall be reimbursed pursuant to Section 5.04 hereof.

          5.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          5.11 Additional Guarantors. As contemplated by Section 4.19 of the Indenture, if at any time after the date of the Indenture the Company shall form or acquire any new Subsidiary that shall constitute a Material Subsidiary, or if after the date of the Indenture any existing Subsidiary not a Material Subsidiary shall become a Material Subsidiary, the Company will

                            Global Security Agreement
within three Business Days thereof cause such new or existing Subsidiary to execute and deliver to the Trustee a Guarantee Supplement in substantially the form of Exhibit B to the Indenture, and thereby to become a "Guarantor" under the Indenture and this Agreement, and (i) deliver such Opinions of Counsel in New York and applicable foreign jurisdictions as to (x) the valid existence of such Guarantor, (y) the due authorization, execution and enforceability of such Guarantee Supplement and (z) such other matters as the Trustee may reasonably request and (ii) take such action (including executing and delivering such Security Documents, instruments of further assurance and amendments or supplements thereto, and delivering such additional Opinions of Counsel and other documents or instruments as required under Section 6.03(c) of the Indenture), in order that such new or existing Subsidiary shall grant Liens on all Property owned by it then existing or thereafter arising that are included in the definition of "Collateral" in Section 3 hereof.

          Accordingly, upon the execution and delivery of any such Guarantee Supplement by any such Subsidiary, such Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a "Guarantor" and a "Credit Party" for all purposes of this Agreement, and Annexes 1 through 8, inclusive, hereto shall be deemed to be supplemented in the manner specified in such Guarantee Supplement. In addition, upon execution and delivery of any such Guarantee Supplement, the new Guarantor makes the representations and warranties set forth in Section 2 hereof.

          5.12 Trustee Rights. The rights, privileges, immunities, indemnities and standard of care provided to the Trustee under Article VIII of the Indenture shall, to the extent applicable, apply in this Agreement and to the Trustee's acts and omissions related to this Agreement, the Collateral and the Security Documents as if fully set forth herein. In addition to the foregoing, the parties hereto agree that:

          (a) the permissive rights of the Trustee to do things enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct;

          (b) except as expressly instructed by the Holders or the Issuer or any other Credit Party, the Trustee shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Trustee to exercise and enforce its rights hereunder with respect to such pledge and security interest, and the Trustee have no responsibility or liability (i) in connection with the acts or omissions of the Credit Parties in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest; and

          (c) the Trustee shall have no obligation to obtain title to any piece of real property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any real property, if, in its reasonable, good faith judgment, it shall determine that, as a result of such action, the Trustee would be liable, in its individual capacity for any environmental liability in connection with, or responsibility for the

                            Global Security Agreement
     clean-up or remediation of, such real property under any applicable environmental laws and regulations.

          5.13 Liens Junior to any Working Capital Facility. Notwithstanding anything to the contrary contained herein or under applicable law as to the priority of the Lien created by this Agreement, the Trustee acknowledges and agrees, for and on behalf of the Holders of the Notes, that such Lien is subject and subordinate to any Lien securing the obligations of the Credit Parties under and in respect of the Working Capital Facility in the manner and to the extent provided in the applicable Intercreditor Agreement.

          5.14 Enforcement. By its acceptance of the benefits of this Agreement, except to the extent otherwise provided in Section 7.06 of the Indenture, each Holder agrees that this Agreement may only be enforced by the Trustee, and that no Holder shall have any right individually to enforce or seek to enforce this Agreement or to realize upon the Collateral or other security given to secure the payment and performance of the Secured Obligations.

                            Global Security Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Global Security Agreement to be duly executed in their respective capacities as set forth below as of the date first written above.

                                        ISSUER

                                        GLOBAL CROSSING NORTH
                                           AMERICAN HOLDINGS, INC.


                                        By: /s/ John B. McShane
                                            ------------------------------------
                                            Name: John B. McShane
                                            Title: Authorized Signatory


                                        GUARANTORS

                                        GLOBAL CROSSING LIMITED


                                        By: /s/ John B. McShane
                                            ------------------------------------
                                            Name: John B. McShane
                                            Title: Exec. VP & General Counsel

                            Global Security Agreement

     U.S. GUARANTORS

ALC COMMUNICATIONS CORPORATION                 BUDGET CALL LONG DISTANCE, INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


BUSINESS TELEMANAGEMENT, INC.                  GC DEV. CO., INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GC PACIFIC LANDING CORP.                       GLOBAL CROSSING ADVANCED
                                                  CARD SERVICES, INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------            -----------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GLOBAL CROSSING BANDWIDTH, INC.                GLOBAL CROSSING BILLING, INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GLOBAL CROSSING                                GLOBAL CROSSING EMPLOYEE
   DEVELOPMENT CO.                                SERVICES INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GLOBAL CROSSING                                GLOBAL CROSSING HOLDINGS
   GLOBALCENTER HOLDINGS, INC.                    USA, LLC


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President

                            Global Security Agreement

GLOBAL CROSSING INTERNET                       GLOBAL CROSSING LATIN
   DIAL-UP, INC.                                  AMERICA & CARIBBEAN CO.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GLOBAL CROSSING LOCAL                          GLOBAL CROSSING NORTH
   SERVICES, INC.                                 AMERICA, INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GLOBAL CROSSING NORTH                          GLOBAL CROSSING
  AMERICAN NETWORKS, INC.                         TELECOMMUNICATIONS, INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GLOBAL CROSSING TELEMANAGEMENT, INC.           GLOBAL CROSSING USA INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


GT LANDING CORP.                               GT LANDING II CORP.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


INTERNATIONAL OPTICAL NETWORK, L.L.C.          IXNET, INC.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President

                           Global Security Agreement

MAC LANDING CORP.                              PAC LANDING CORP.


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


RACAL TELECOMMUNICATIONS INC.                  SUBSIDIARY TELCO, LLC


By /s/ Michael Shortley                        By /s/ Michael Shortley
   ------------------------------------           ------------------------------
   Name: Michael Shortley                         Name: Michael Shortley
   Title: Vice President                          Title: Vice President


US CROSSING, INC.


By /s/ Michael Shortley
   ------------------------------------
   Name: Michael Shortley
   Title: Vice President

                            Global Security Agreement

BERMUDAN GUARANTORS

ATLANTIC CROSSING HOLDINGS LTD.                ATLANTIC CROSSING LTD.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


ATLANTIC CROSSING II LTD.                      GLOBAL CROSSING HOLDINGS LIMITED


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GLOBAL CROSSING                                GLOBAL CROSSING NETWORK
   INTERNATIONAL, LTD.                            CENTER LTD.


By /s/ David Sheffey                           By  /s/ David Sheffey
   ------------------------------------            -----------------------------
   Name: David Sheffey                             Name: David Sheffey
   Title: Attorney-in-fact                         Title: Attorney-in-fact


GLOBAL CROSSING PORTFOLIO                      MID-ATLANTIC CROSSING
   HOLDINGS LTD.                                  HOLDINGS LTD.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


MID-ATLANTIC CROSSING LTD.                         PAC PANAMA LTD.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

                            Global Security Agreement

PAN AMERICAN CROSSING HOLDINGS LTD.            PAN AMERICAN CROSSING LTD.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


SOUTH AMERICAN CROSSING HOLDINGS LTD.          SOUTH AMERICAN CROSSING LTD.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

CANADIAN GUARANTORS

AMERITEL MANAGEMENT, INC.                      GLOBAL CROSSING
                                                  CONFERENCING-CANADA, LTD.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Assistant Secretary                     Title: Assistant Secretary


GLOBAL CROSSING TELECOMMUNICATIONS-            GLOBAL CROSSING WORLDWIDE
  CANADA, LTD.                                    CUSTOMER HELP DESK CANADA LTD.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Assistant Secretary                     Title: Assistant Secretary

                            Global Security Agreement

UK GUARANTORS

Executed as a deed by                          Executed as a deed by
ATLANTIC CROSSING HOLDINGS                     GC PAN EUROPEAN CROSSING
  U.K. LIMITED                                    UK LTD.


By /s/ Terrence L. Dugan                       By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan
   Title: Attorney-in-fact                        Title: Attorney-in-fact


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


Executed as a deed by                          Executed as a deed by
GEOCONFERENCE LIMITED                          GLOBAL CROSSING (BIDCO) LIMITED


By /s/ Terrence L. Dugan                       By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan
   Title: Attorney-in-fact                        Title: Attorney-in-fact


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


Executed as a deed by                          Executed as a deed by
GLOBAL CROSSING CONFERENCING LIMITED           GLOBAL CROSSING EUROPE LIMITED


By /s/ Terrence L. Dugan                       By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan
   Title: Attorney-in-fact                        Title: Attorney-in-fact


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

                            Global Security Agreement

Executed as a deed by                          Executed as a deed by
GLOBAL CROSSING IXNET EMEA                     GLOBAL CROSSING NETWORK
   HOLDINGS LIMITED                               CENTER (UK) LTD.


By /s/ Terrence L. Dugan                       By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan
   Title: Attorney-in-fact                        Title: Attorney-in-fact


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


Executed as a deed by                          Executed as a deed by
GLOBAL CROSSING (UK) TELECOMMUNICATIONS        GT U.K. LTD.
   LIMITED


By  /s/ Terrence L. Dugan                      By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan
   Title: Attorney-in-fact                        Title: Attorney-in-fact


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


Executed as a deed by                          Executed as a deed by
IXNET UK LIMITED                               MID-ATLANTIC CROSSING
                                                 HOLDINGS UK LTD.


By /s/ Terrence L. Dugan                       By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan
   Title: Attorney-in-fact                        Title: Attorney-in-fact


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

                            Global Security Agreement

Executed as a deed by
PAN AMERICAN CROSSING UK LTD.


By /s/ Terrence L. Dugan
   ------------------------------------
   Name: Terrence L. Dugan
   Title: Attorney-in-fact


By /s/ David Sheffey
   ------------------------------------
   Name: David Sheffey
   Title: Attorney-in-fact

                            Global Security Agreement

IRISH GUARANTORS:

SIGNED, SEALED and DELIVERED by                SIGNED, SEALED and DELIVERED by
GC HOLDING SPV by its duly appointed           GLOBAL CROSSING IRELAND LIMITED
attorney:                                      by its duly appointed attorney:


By /s/ Terrence L. Dugan                       By /s/ Terrence L. Dugan
   ------------------------------------            -----------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan


Witnesseth: /s/ Lindsay Stieber                Witnesseth: /s/ Lindsay Stieber
           ----------------------------                    ---------------------
    Name: Lindsay Stieber                          Name: Lindsay Stieber


SIGNED, SEALED and DELIVERED by GLOBAL         SIGNED, SEALED and DELIVERED by
CROSSING SERVICES EUROPE LIMITED by its        GLOBAL CROSSING SERVICES IRELAND
duly appointed attorney:                       LIMITED by its duly appointed
                                               attorney:


By /s/ Terrence L. Dugan                       By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: Terrence L. Dugan                        Name: Terrence L. Dugan


Witnesseth: /s/ Lindsay Stieber                Witnesseth: /s/ Lindsay Stieber
            ---------------------------                    ---------------------
    Name: Lindsay Stieber                          Name: Lindsay Stieber

                            Global Security Agreement

EUROPEAN GUARANTORS

GC HUNGARY HOLDINGS                            GC LANDING CO. GMBH
   VAGYONKEZELO KORLATOLT
   FELELOSSEGU TARSASAG


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GC PAN EUROPEAN CROSSING                       GC PAN EUROPEAN CROSSING
   BELGIE B.V.B.A.                                DANMARK A.P.S.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GC PAN EUROPEAN CROSSING                       GC PAN EUROPEAN CROSSING
   DEUTSCHLAND GMBH                               FRANCE S.A.R.L.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GC PAN EUROPEAN CROSSING                       GC PAN EUROPEAN CROSSING
   HOLDINGS B.V.                                  ITALIA S.R.L.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: ATTORNEY-IN-FACT BY
                                               VIRTUE OF THE POWER OF ATTORNEY
                                               EXECUTED ON NOVEMBER 6 2003
                                               BEFORE NOTARY MARIA CELESTE
                                               PAMPURI NOTARY PUBLIC IN MILAN


GC PAN EUROPEAN CROSSING                       GC PAN EUROPEAN CROSSING
   LUXEMBOURG I S.A.R.L.                          LUXEMBOURG II S.A.R.L.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

                            Global Security Agreement

GC PAN EUROPEAN CROSSING                       GC PAN EUROPEAN CROSSING
   NEDERLAND B.V.                                 NETWORKS B.V.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GC PAN EUROPEAN CROSSING                       GC PAN EUROPEAN CROSSING
   NORGE AS                                       SVERIGE AB


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GC PAN EUROPEAN CROSSING                       GLOBAL CROSSING BELGIE
   SWITZERLAND GMBH                               B.V.B.A.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GLOBAL CROSSING CYPRUS HOLDINGS LIMITED        GLOBAL CROSSING DANMARK APS


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GLOBAL CROSSING DEUTSCHLAND GMBH               GLOBAL CROSSING FRANCE SAS


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

                            Global Security Agreement

GLOBAL CROSSING ITALIA S.R.L.                  GLOBAL CROSSING NEDERLAND B.V.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: ATTORNEY-IN-FACT BY VIRTUE              Title: Attorney-in-fact
OF THE POWER OF ATTORNEY EXECUTED ON
NOVEMBER 6 2003 BEFORE NOTARY MARIA
CELESTE PAMPURI NOTARY PUBLIC IN MILAN


GLOBAL CROSSING NORGE AS                       GLOBAL CROSSING SVERIGE AB


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GLOBAL CROSSING SWITZERLAND GMBH               GLOBAL CROSSING VENEZUELA B.V.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GT NETHERLANDS B.V.                            INTERNATIONAL EXCHANGE
                                                  NETWORKS SAS


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

                            Global Security Agreement

GLOBAL MARINE GUARANTORS:

GLOBAL MARINE CABLE SYSTEMS                    GLOBAL MARINE SYSTEMS
   PTE LIMITED                                    (DEPOTS) LIMITED


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Authorized Signatory


                                               Executed as a deed by
GLOBAL MARINE SYSTEMS (JAPAN) LIMITED          GLOBAL MARINE SYSTEMS LIMITED


By /s/ David Sheffey                           By /s/ Terrence L. Dugan
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: Terrence L. Dugan
   Title: Attorney-in-fact                        Title: Attorney-in-fact


                                               By /s/ David Sheffey
                                                  ------------------------------
                                                  Name: David Sheffey
                                                  Title: Attorney-in-fact


VIBRO EINSPULTECHNIK
   DUKER- UND WASSERBAU GMBH


By /s/ David Sheffey
   ------------------------------------
   Name: David Sheffey
   Title: Attorney-in-fact

                            Global Security Agreement

CARIBBEAN AND LATIN AMERICAN GUARANTORS:


GC ST. CROIX COMPANY, INC.                     GLOBAL CROSSING MEXICANA S.
                                                  DE R.L. DE C.V.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


GLOBAL CROSSING PANAMA INC.                    GC SAC ARGENTINA S.R.L.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


SAC BRASIL HOLDING LTDA.                       SAC BRASIL LTDA.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


SAC CHILE S.A.                                 SAC COLOMBIA LIMITADA


By                                             By
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact


SAC PANAMA S.A.                                SAC PERU S.R.L.


By /s/ David Sheffey                           By /s/ David Sheffey
   ------------------------------------           ------------------------------
   Name: David Sheffey                            Name: David Sheffey
   Title: Attorney-in-fact                        Title: Attorney-in-fact

                            Global Security Agreement

                                               TRUSTEE

                                               WELLS FARGO BANK MINNESOTA, N.A.,
                                                  as Trustee


                                               By: /s/ Jane Y. Schweiger
                                                   -----------------------------
                                                   Name: Jane Y. Schweiger
                                                   Title: Vice President

                            Global Security Agreement